Exhibit 99.1

J EFFERIES H EALTHCARE CONFERENCE J UNE 10, 2016 Evolution in Visual Freedom ™

FORWARD-LOOKING STATEMENTS

All statements in this presentation that are not statements of historical fact are forward-looking statements, including statements about any of the following: any projections of earnings, revenue, sales, profit margins, cash, working capital, effective tax rate or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; statements regarding new, existing, or improved products, including but not limited to, expectations for sales, marketing and clinical initiatives, investment imperatives, expectations for success of new, existing, or improved products in the U.S. or international markets or government approval of new or improved products (including the Toric ICL in the U.S.); the nature, timing and likelihood of resolving issues cited in the FDA's 2014 Warning Letter or 2015 FDA Form 483; future economic conditions or size of market opportunities; expected costs of quality system or FDA remediation; statements of belief, including as to achieving 2016 plans; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing. Important additional factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the company's Annual Report on Form 10-K for the year ended January 1, 2016 under the caption "Risk Factors," which is on file with the Securities and Exchange Commission and available in the "Investor Information" section of the company's website under the heading "SEC Filings." We disclaim any intention or obligation to update or revise any financial projections or forward-looking statements due to new information or events.

These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: our limited capital resources and limited access to financing; the negative effect of unstable global economic conditions on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; changes in currency exchange rates; the discretion of regulatory agencies to approve or reject new, existing or improved products, or to require additional actions before approval (including but not limited to FDA requirements regarding the TICL and/or actions related to the 2014 FDA Warning Letter or 2015 FDA Form 483) or to take enforcement action; research and development efforts will not be successful or may be delayed in delivering products for launch; the purchasing patterns of distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new or improved product and procedure; and patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market. The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States.

In addition, to supplement the GAAP numbers, this presentation includes supplemental non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. "Adjusted Net Income" excludes the following items that are included in "Net Income (Loss)" as calculated in accordance with U.S. generally accepted accounting principles ("GAAP"): manufacturing consolidation expenses, gain or loss on foreign currency transactions, stock-based compensation expenses and FDA panel and remediation expenses. A table reconciling the GAAP information to the non-GAAP information is included in our financial release which can be found in our Form 8-K filed on May 11, 2016 and also available on our website.

STAARSURGICAL™

™ ™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH S TAAR SURGICAL IS … … a Leading Developer, Manufacturer and Marketer of Premium Implantable Lenses for Refractive Vision Correction Implantable Collamer® Lens or “ICL”™ - A Premium Refractive Procedure Delivering Visual Freedom to the Patient in Need of Myopic (Distance Vision) Correction - > 600,000 Visian® ICLs Implanted - > 200,000 are EVO™ Visian ICL’s* with Aqueous Port Eliminating Need for Peripheral Iridotomy Pre - Implantation Procedure 72% Q1 YTD 2016 Lens Revenue *Not approved in the US

™ ™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH S TAAR SURGICAL IS ALSO … 28% Q1 YTD 2016 Lens Revenue … a Developer, Manufacturer and Marketer of Premium Implantable Lenses for Cataract Lens Replacement • Intraocular Lens (IOL) - Used to Replace the Natural Lens after Cataract Surgery

™ ™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH O VER O NE M ILLION L ENS I MPLANTS (ICL’ S AND IOL’ S ) WITH E XCLUSIVE C OLLAMER ® M ATERIAL … » Biocompatibility, which means compatible with your body’s natural chemistry, is a key advantage of Collamer. » A layer of fibronectin is believed to form around the lens, inhibiting white cell adhesion to the lens. This coating prevents the lens from being identified as a foreign object, and the lens remains unnoticed and “quiet in the eye” indefinitely. » The biocompatible Collamer material is bonded with UV absorbing chromophore into a poly - HEMA based copolymer that offers UV protection. » Collamer is exclusive to STAAR Surgical. It has a proven history for over 20 years!

™ ™ G LOBAL L EADER IN P HAKIC IOL “ICL” I MPLANTATION 6 CAGR: 9% T OTAL R EVENUE 17% ICL U NITS 10 - Year Total Revenue & ICL Unit Growth 85% of Total Revenue Outside the U.S.

™ ™ CURRENT MARKET: LVC REFRACTIVE PROCEDURES ▪ China 875,000 ▪ USA 630,000 ▪ India 180,677 ▪ Brazil 162,640 ▪ Germany 135,340 ▪ Italy 105,229 ▪ UK 97,540 ▪ Spain 92,920 ▪ Japan 82,650 ▪ South Korea 81,250 ▪ ROW 1,196,261 Source: 2015 Market Scope 3.6M Global LVC Refractive Procedures Eve Torres Gracie – Brand Ambassador – discovervisianicl.com

MYOPIA A GROWING CONCERN IN ASIA:

*30 Million in China Suffering from High Myopia**

Excerpts from Published Articles on Myopia

Adjusting Vision Health Policies: Now or Never
--A Research Report on the Vision Health of Chinese People



"The number of people with high myopia alone is far greater than the totality of those with other types of vision defects. Myopia is particularly widespread among teenagers… There were totally 480 to 531 million people suffered from myopia, with as many as 29 to 30.4 million having high myopia."

*Author: The Research Group of Ms. LI Ling, China Health Development Research Center, Peking University. Published by Guangming Daily (5th Edition, June 12, 2015).

STAARSURGICAL™

™ ™ MYOPIA A GROWING CONCERN IN ASIA Excerpts from Published Articles on Myopia “ East Asia has been gripped by an unprecedented rise in myopia, also known as short - sightedness. Sixty years ago, 10 – 20% of the Chinese population was short - sighted. Today, up to 90% of teenagers and young adults are. In Seoul, a whopping 96.5% of 19 - year - old men are short - sighted.” Nature, The Myopia Boom, March 18, 2015

MYOPIA A GROWING GLOBAL CONCERN…

*HIGH MYOPIA COULD IMPACT ALMOST 1 BILLION PEOPLE BY 2050

Excerpts from Published Articles on Myopia

"In the journal Ophthalmology, a new paper looks at worldwide trends in myopia by doing a meta-analysis of 145 studies involving 2.1 million total participants. It predicts that by the year 2050, 4.8 billion people will be nearsighted… And 938 million people (9.8 percent) will have high myopia, where their nearsightedness puts them at risk for more serious eye problems, like glaucoma, cataracts, macular degeneration, and retinal detachment."



Keep Myopia away,
go outdoors and play!
Our eyes are precious, we must take good care of them.
More time on
• Ball games
• Walks
• Fun at the playground
and other outdoor activities every day!
Less time on
• Computer games
• Hand-held games
• Handphone games
Health Promotion Board

"Researchers expect eyesight to worsen across the globe thanks to more screens and less time outdoors."
The Atlantic February 19, 2016

STAARSURGICAL™

™ ™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH W HAT ’ S P OSSIBLE ?... E XPONENTIAL G ROWTH » Build the Visual Freedom Market for Myopia… Exponential Growth of Patients with Mid - to - High Myopia » Move out of the shadows of other Refractive Procedures such as LASIK and PRK… Premium and Primary ICL » Certify Surgeons to Perform the ICL Implant Procedure » Enhance the Surgeon Experience with Practice Development and Economic Validation » Educate and Evolve the Patient Experience Including Lessening Fear, Validating Safety and Providing Economic Validation and Support » Partner with Refractive Surgeons to Help Move from Today’s 3.6 Million Opportunities Annually to 10 Million Annual Refractive Procedures Globally in the Next Ten Years

™ ™ W HAT ’ S P OSSIBLE ? 10X O UR C URRENT V OLUME 12 1 M ILLION ICL’ S A NNUALLY … G ROW THE M ARKET

™ ™ » Engender Culture of Quality - FDA Remediation and Systemic Change » Build R & D Continuum: Myopia/ Presbyopia/ Cataract Care » Develop Global Clinical Validation and Clinical Utility Competency » Create an Extraordinary Surgeon and Patient Experience » Invest in Proprietary Technology and Process Improvements » Properly Size Commercial Strategic Investment – People and Services » Deliver Shareholder Value 13 BUILDING A FOUNDATION FOR CONSISTENT GROWTH OUR FOCUS 2015 - 2017

™ ™ » Met all internal requirements on budget and on time for FDA r emediation and Quality System rebuild » Developed new employee led Culture of Quality initiative reinforcing Quality focus at STAAR » Achieved Record Total Revenue and ICL Unit Sales » Hired top talent in R&D, Clinical and Medical Affairs, Quality, and Operations » Developed and Finalized Strategic Agreements: ▪ AIER Eye Hospital Group: Largest Refractive Surgery Provider in China ▪ Memira Holdings: Largest Refractive Surgery Provider in Scandinavia BUILDING A FOUNDATION FOR CONSISTENT GROWTH 2015 S TRATEGIC P RIORITIES /A CCOMPLISHMENTS

2015 Strategic Priorities/Accomplishments

BUILDING A FOUNDATION FOR CONSISTENT GROWTH

- Stabilized production with significant backorder issues resolved by mid-year and infrastructure assessment completed
- Recruited clinically lauded ophthalmic surgeons for Working Groups with special emphasis on Presbyopia
- Completed Intellectual Property patent estate review and secured trade secrets
- Completed regulatory and production requirements for introduction of EVO+ expanded optic lens
- Created new strategic direction for 2016 including re-introducing STAAR as a premium and primary provider of lenses delivering *Visual Freedom* to patients.


Visian ICL
Life is about experiences,
take in every detail.

STAAR SURGICAL™

™ ™ » FDA Remediation and Continuation of Quality System Rebuild - $2.1M » Create the Visual Freedom Market for Implantable Lenses - $2.0M » Develop Strategic Partnerships with Large Transformational Partners » Establish Certified ICL Training Institute “CITI” – Fortify Surgeon Skills » Begin Clinical Validation – Regulatory Rebirth – Foundational “ Proof” » Innovate and Develop New Products, Materials and Delivery Systems » Continue Infrastructure and Systems Renovation - $4M BUILDING A FOUNDATION FOR CONSISTENT GROWTH 2016 S TRATEGIC P RIORITIES

™ ™ 2016 STRATEGIC PRIORITY FDA Remediation and Quality System Rebuild » Meet FDA remediation internal plan commitments » Acquiring and validating new Quality Management System » Continuing employee ownership as Culture of Quality » Meet remediation budget of $2.21 million

™ ™ 2016 STRATEGIC PRIORITY Create the Visual Freedom Market for Implantable Lenses » Rebranded STAAR – May 2016 » Launched Evolution in Visual Freedom™ Global Websites by Country… discovervisianicl.com discoverEVO.com » Launching EVO+ (larger optic lens) beginning Q2 in Europe » Launching EVO in Canada …Q2 and Q3

™ ™ 2016 STRATEGIC PRIORITY Begin Clinical Validation – Regulatory Rebirth - Proof EVO ™ Visian ICL » Addressing FDA data requests related to the MICL Post - Approval Studies – In Process » Requested a pre - IDE meeting for EVO™ Visian ICL with the FDA » Funded Independent Meta - Analysis of 10 Year History of ICL – Accepted for Publication in Peer Reviewed Journal – Clinical Ophthalmology

™ ™ 2016 STRATEGIC PRIORITY Innovate and Develop Products, Materials, Delivery Systems » Will perform first - in - man clinical trial to assess ICL with Extended Depth of Field (EDOF) for Presbyopic Patient … "Need to Read" » Completing Pre - Loaded Injector development for ICL » Completing Cataract Care IOL strategy R EADERS H ERE T HERE AND E VERYWHERE

™ ™ 2016 STRATEGIC PRIORITY “ We believe that our partnership with STAAR will provide a strong collaboration projected to include surgeon training, clinical studies, patient registries, local inventory including the more custom Toric lenses, patient information both in person and through digital communications and an ability to meet patient demand within the day of interest . All of these partnership terms are significant and very important to make the ICL a primary and premium treatment option for our mid to high myopic patients.” Mr. Li Li , CEO of Aier Hospital Group Develop Strategic Partnerships with Large Transformational Partners

™ ™ 2016 STRATEGIC PRIORITY PATIENT OUTREACH – EDUCATE/IMPLANT

™ ™ 23 Income Statement ($ millions, except per share) 6 - Month 4Q15 - 1Q16 6 - Month 4Q14 - 1Q15 Revenue $ 40.1 $ 35.4 Gross Profit $ 27.7 $ 22.3 Gross Profit Margin 68.4% 62.9% Operating Expenses $ 37.8 $ 27.6 Other Income (Expense) $ 0.4 $ (1.0) Income (Loss) Before Taxes $ (9.7) $ (6.3) Net Income (Loss) $ (8.9) $ (4.9) Net Income (Loss) per Share $ (0.22) $ (0.13) * 1Q16 gross profit and operating expenses includes impact of $6.9M of non - cash charges for accelerated vesting of stock compensation. R ECENT F INANCIAL R ESULTS Q1 2016 GAAP *

™ ™ 24 Income Statement ($ millions, except per share) 6 - Month 4Q15 - 1Q16 6 - Month 4Q14 - 1Q15 Revenue $ 40.1 $ 35.4 Gross Profit $ 28.2 $ 22.3 Gross Profit Margin 68.4% 62.9% Operating Expenses $ 31.5 $ 27.6 Other Income (Expense) $ 0.4 $ (1.0) Adj. Income (Loss) Before Taxes $ (2.8) $ (6.3) Adj. Net Income (Loss) $ (2.4) $ (4.9) Adj. Net Income (Loss) per Share $ (0.06) $ (0.13) * 1Q16 gross profit and operating expenses are adjusted to exclude impact of $6.9M of non - cash charges for accelerated vesting of stock compensation. R ECENT F INANCIAL R ESULTS 6 - M ONTH N ON - GAAP C OMPARISON *

™ ™ 25 R ECENT F INANCIAL R ESULTS 6 - M ONTH N ON - GAAP C OMPARISON * Adjusted Net Income ($ millions, except per share) 6 - Month 4Q15 - 1Q16 6 - Month 4Q14 - 1Q15 GAAP Net Income (Loss) $ (8.9) $ (4.9) Foreign Currency Impact $ (0.2) $ 1.1 Stock - Based Compensation Expense $ 8.0 $ 0.9 Remediation Expense $ 1.1 $ 2.6 Adjusted Net Income (Loss) $ -- $ (0.2) Adjusted Net Income (Loss) per Share $ -- $ (0.01) * Non - GAAP excludes impact of foreign currency, stock - based compensation, and remediation expense.

™ ™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH W HAT ’ S P OSSIBLE ? E XPONENTIAL G ROWTH » Build the Visual Freedom Market for Myopia… Exponential Growth of Patients with Mid - to - High Myopia » Move out of the shadows of other Refractive Procedures such as LASIK and PRK… Premium and Primary ICL » Certify Surgeons to Perform the ICL Implant Procedure » Enhance the Surgeon Experience with Practice Development and Economic Validation » Educate and Evolve the Patient Experience Including Lessening Fear, Validating Safety and Providing Economic Validation and Support » Partner with Refractive Surgeons to Help Move from Today’s 3.6 Million Opportunities Annually to 10 Million Annual Refractive Procedures Globally in the Next Ten Years

J EFFERIES H EALTHCARE CONFERENCE J UNE 10, 2016 Evolution in Visual Freedom ™